UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2018
_________________________________________________
8point3 Energy Partners LP
(Exact name of registrant as specified in its charter)
_________________________________________________

Delaware	1-37447	47-3298142
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

77 Rio Robles
San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 240-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 2.02. Results of Operations and Financial Condition.

On March 28, 2018, 8point3 Energy Partners LP (the “Partnership”) issued a press release (the “Press Release”) reporting the Partnership’s financial and operating results for the first quarter ended February 28, 2018. A copy of the Press Release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

The information provided in this Item 2.02 and in Exhibit 99.1 shall be deemed “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, regardless of any general incorporation language in such filings.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit Index
99.1	Press Release, dated March 28, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

8POINT3 ENERGY PARTNERS LP

		By:	8point3 General Partner, LLC,
its general partner

		By:	/s/ JASON E. DYMBORT
Jason E. Dymbort
General Counsel
Date:	March 28, 2018

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